UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (623) 445-9500

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2008, Eugene S. Putnam, Jr. assumed the role of Interim Chief Financial Officer of Universal Technical Institute, Inc. (the “Company”). Mr. Putnam will serve as the Company’s principal financial officer and principal accounting officer until a permanent Chief Financial Officer is appointed. Mr. Putnam is currently employed by Resources Global Professionals, a professional services firm, and will be providing his services to the Company through an agreement between the Company and Resources Global Professionals. Pursuant to the agreement, the Company will compensate Resources Global Professionals at the rate of $275 per hour of service rendered by Mr. Putnam. The agreement between the Company and Resources Global Professionals is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Prior to joining Resources Global Professionals, from 2005 through 2007, Mr. Putnam, 48, served as the Executive Vice President and Chief Financial Officer of Aegis Mortgage Corporation. At Aegis Mortgage Corporation, Mr. Putnam was responsible for financial operations, corporate strategy and mergers and acquisitions. From 2003 through 2005, Mr. Putnam served as the President of Coastal Securities L.P., where he was responsible for all operational and strategic aspects of the company’s broker-dealer operations. From 2001 through 2003, Mr. Putnam served as the Executive Vice President and Chief Financial Officer of Sterling Bancshares, Inc. Mr. Putnam holds an M.B.A. from the University of North Carolina and a B.S. in economics from the University of California, Los Angeles.

On February 11, 2008, the Company issued a press release announcing the appointment of Mr. Putnam as the Interim Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1 99.1	Professional Services Agreement with Resources Global Professionals Press Release of Universal Technical Institute, Inc., dated February 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.
Date:	February 12, 2008	By:	/s/ Chad A. Freed

		Name: Title:	Chad A. Freed Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1 99.1	Professional Services Agreement with Resources Global Professionals Press Release of Universal Technical Institute, Inc., dated February 11, 2008.